UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2005

Kennametal Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5318	25-0900168

(Commission File Number)	(IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231

Latrobe, Pennsylvania 15650-0231

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (724) 539-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1

Item 2.02 Results of Operations and Financial Condition

On April 27, 2005, Kennametal issued a press release announcing financial results for its third quarter ended March 31, 2005.

The press release contains certain non-GAAP financial measures, including gross profit, operating expense, operating income, other (income) / expense, net income and diluted earnings per share in each case excluding special items. The special items include: FSS goodwill impairment charge, loss on assets held for sale, restructuring charges, Widia integration costs, pension curtailment, gain on Toshiba investment, and charges related to a note receivable. The press release also contains free operating cash flow, debt to capital, and adjusted return on invested capital, which are also non-GAAP measures and are defined below.

Kennametal management excludes these items in measuring and compensating internal performance to more easily compare the Company’s financial performance period to period. Kennametal management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current, past and future periods.

Management believes that the investor should have available the same information that management uses to assess operating performance, determine compensation, and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

Free Operating Cash Flow

Free operating cash flow is a non-GAAP financial measure and is defined as cash provided by operations (in accordance with GAAP) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for strategic initiatives (such as acquisitions), dividends, debt repayment and other investing and financing activities.

Debt to Capital

Debt to equity in accordance with GAAP is defined as total debt divided by shareowners’ equity. Debt to capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by total shareowners’ equity plus minority interest plus total debt. Management believes that this financial measure provides additional insight into the underlying capital structuring and performance of the Company.

Adjusted Return on Invested Capital

Adjusted Return on Invested Capital is a non-GAAP financial measure and is defined as the previous 12 months net income, adjusted for interest expense and special items, divided by the sum of the previous 12 months average balances of debt, securitized accounts receivable, minority interest and shareowners’ equity. Management believes that this financial measure provides additional insight into the underlying capital structuring and performance of the Company. Management utilizes this non-GAAP measure in determining compensation and assessing the operations of the Company.

A copy of the Company’s earnings announcement is furnished under Exhibit 99.1 attached hereto. Reconciliations of the above non-GAAP financial measures are included in the earnings announcement.

Additionally, during our quarterly teleconference we may use various other non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G.

Primary Working Capital

Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.

EBIT

EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for restructuring charges, interest income, and other items. Management uses this information in reviewing operating performance and in the determination of compensation.

EBITDA

EBITDA is an acronym for Earnings Before Interest, Taxes, Depreciation and Amortization and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income. However, we believe that EBITDA is widely used as a measure of operating performance and we believe EBITDA to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBITDA for restructuring charges, interest income, and other items. Management uses this information in reviewing operating performance and in the determination of compensation.

Adjusted Sales

Kennametal adjusts current period sales as reported under GAAP for specific items including foreign currency translation. Management believes that adjusting the current period sales as reported under GAAP yields a more consistent comparison of year over year results and provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

Adjusted Gross Profit

Kennametal adjusts gross profit as recorded under GAAP for specific items including Widia integration, restructuring and asset impairment charges. Management believes that the adjusted gross profit information is an important indicator of the Company’s underlying operating performance.

Management uses this information in reviewing operating performance and in the determination of compensation.

Operating Expense Reconciliation

Kennametal adjusts operating expense as reported under GAAP for Widia integration costs and current period foreign exchange. Management believes that the adjusted operating expense provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

SUPPLEMENTAL INFORMATION AND RECONCILIATIONS

FINANCIAL HIGHLIGHTS

RECONCILIATION OF PRIMARY WORKING CAPITAL TO GAAP WORKING CAPITAL (Unaudited)

	March 31,
	2005	2004
Current assets	$885,829	$790,892
Current liabilities	458,464	340,743

Working capital in accordance with GAAP	$427,365	$450,149

Excluding items:
Cash and cash equivalents	(34,792)	(27,528)
Deferred income taxes	(98,063)	(88,480)
Other current assets	(82,822)	(38,803)

Total excluded current assets	$(215,677)	$(154,811)

Adjusted current assets	670,152	636,081

Short-term debt, including notes payable	(56,225)	(8,193)
Accrued liabilities	(259,971)	(200,304)

Total excluded current liabilities	$(316,196)	$(208,497)

Adjusted current liabilities	142,268	132,246

Primary working capital	$527,884	$503,835

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FINANCIAL HIGHLIGHTS (Continued)

KENNAMETAL INC. EBIT RECONCILIATION (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
Net income, as reported	$30,650	$24,070	$81,551	$43,727

As % of sales	5.1%	4.6%	4.8%	3.1%

Add back:

Interest	6,803	6,332	19,380	19,479

Taxes	18,933	11,579	39,540	21,345

EBIT	56,386	41,981	140,471	84,551

Additional adjustments:

Minority interest	1,449	533	3,354	1,632

Restructuring and asset impairment charges (1)	4,707	—	4,707	6,520

Loss on assets held for sale	1,546	—	1,546	—

Widia integration	—	—	—	1,559

Pension curtailment	—	—	—	1,299

Gain on Toshiba investment	—	—	—	(4,397)

Note receivable	—	—	—	2,000

Interest income	(828)	(376)	(2,078)	(1,251)

Securitization fees	868	356	2,205	1,236

Adjusted EBIT	$64,128	$42,494	$150,205	$93,149

Adjusted EBIT as % of sales	10.7%	8.1%	8.9%	6.5%

Depreciation expense	16,208	16,299	46,646	47,183

Intangible amortization	723	614	1,894	1,570

Adjusted EBITDA	$81,059	$59,407	$198,745	$141,902

(1)	For the nine months ended March 31, 2004, includes charges in cost of goods sold and restructuring expense.

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FINANCIAL HIGHLIGHTS (Continued)

MSSG SEGMENT (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
Sales, as reported	$357,197	$317,506	$1,009,297	$872,128

Foreign currency exchange	(12,651)	—	(35,920)	—

Adjusted sales	$344.546	$317,506	$973,377	$872,128

MSSG EBIT (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
MSSG operating income, as reported	$53,555	$36,751	$135,150	$82,937

As % of sales	15.0%	11.6%	13.4%	9.5%

Other income (expense)	513	(26)	1,246	1,940

EBIT	54,068	36,725	136,396	84,877

Adjustments:

MSSG restructuring (1)	—	—	—	5,023
Widia integration	—	—	—	1,511

EBIT, excluding special items	$54,068	$36,725	$136,396	$91,411

As % of sales	15.1%	11.6%	13.5%	10.5%

(1)	Includes charges in cost of goods sold and restructuring expense

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FINANCIAL HIGHLIGHTS (Continued)

AMSG SEGMENT (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
Sales, as reported	$135,460	$111,464	$375,673	$299,846

Foreign currency exchange	(2,557)	—	(7,517)	—

Adjusted sales	$132,903	$111,464	$368,156	$299,846

AMSG SEGMENT (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
AMSG operating income, as reported	$22,211	$15,146	$50,613	$36,375

As % of sales	16.4%	13.6%	13.5%	12.1%

Other (expense) income	(523)	55	(1,199)	1,115

EBIT	21,688	15,201	49,414	37,490

Adjustments:

AMSG restructuring (1)	—	—	—	1,497

Widia integration	—	—	—	48

EBIT, excluding special items	$21,688	$15,201	$49,414	$39,035

As % of sales	16.0%	13.6%	13.2%	13.0%

(1)	Includes charges in cost of goods sold and restructuring expense

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FINANCIAL HIGHLIGHTS (Continued)

J&L SEGMENT (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
Sales, as reported	$67,054	$60,074	$189,809	$158,554

Foreign currency exchange	(327)	—	(1,515)	—

Adjusted sales	$66,727	$60,074	$188,294	$158,554

J&L EBIT (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
J&L operating income, as reported	$7,915	$6,419	$19,502	$13,410

As % of sales	11.8%	10.7%	10.3%	8.5%

Other (expense) income	(1)	(2)	8	23

EBIT	7,914	6,417	19,510	13,433

Adjustments	—	—	—	—

EBIT, excluding special items	$7,914	$6,417	$19,510	$13,433

As % of sales	11.8%	10.7%	10.3%	8.5%

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FINANCIAL HIGHLIGHTS (Continued)

FSS SEGMENT (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
Sales, as reported	$37,644	$35,186	$110,230	$99,055

Foreign currency exchange	(229)	—	(588)	—

Adjusted sales	$37,415	$35,186	$109,642	$99,055

FSS EBIT (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
FSS operating income (loss), as reported	$(5,036)	$376	$(4,370)	$(64)

As % of sales	(13.4%)	1.1%	(4.0%)	(0.1%)

Other (expense) income	4	—	4	2

EBIT	(5,032)	376	(4,366)	(62)

Adjustments:

FSS goodwill impairment charge	4,707	—	4,707	—

Loss on assets held for sale	1,546	—	1,546	—

EBIT, excluding special items	$1,221	$376	$1,887	$(62)

As % of sales	3.2%	1.1%	1.7%	(0.1%)

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RECONCILIATION TO GAAP – GROSS PROFIT (Unaudited)

	Quarter Ended				Nine Months Ended
	March 31,				March 31,
		As a %		As a %		As a %		As a %
	2005	of Sales	2004	of Sales	2005	of Sales	2004	of Sales
Gross profit	$211,261	35.4%	$175,854	33.5%	$566,070	33.6%	$467,593	32.7%

Widia integration and restructuring charges	—	0.0%	—	0.0%	—	0.0%	2,961	0.2%

Pension curtailment	—	0.0%	—	0.0%	—	0.0%	779	0.1%

Gross profit, excluding special items	$211,261	35.4%	$175,854	33.5%	$566,070	33.6%	$471,333	33.0%

OPERATING EXPENSE RECONCILIATION (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2005	2004	2005	2004
Operating expense, as reported	$147,968	$132,218	$418,430	$378,180

Loss on assets held for sale	(1,546)	—	(1,546)	—

Integration costs	—	—	—	(1,448)

Pension curtailment	—	—	—	(520)

Note receivable	—	—	—	(1,817)

Operating expense, excluding special items	146,422	132,218	416,884	374,395

Less:

Unfavorable foreign exchange	3,342	—	10,543	—

Operating expense, excluding special items and foreign exchange	$143,080	$132,218	$406,341	$374,395

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1. Fiscal 2005 Third Quarter Earnings Announcement

-end-

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: April 27, 2005	By:	/s/ Timothy A. Hibbard

Timothy A. Hibbard
Corporate Controller and Chief Accounting Officer